Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-Q for the period ended September 3, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward J. Richardson, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Edward J. Richardson

Edward J. Richardson
Chairman of the Board and Chief Executive Officer
October 6, 2011

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Richardson Electronics, Ltd. (the “Company”) on Form 10-Q for the period ended September 3, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kathleen S. Dvorak, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kathleen S. Dvorak

Kathleen S. Dvorak
Chief Financial Officer
October 6, 2011

31